UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Fifth Third Bancorp

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountian Square Plaza Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 972-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The Nasdaq Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The Nasdaq Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The Nasdaq Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The Nasdaq Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series M	FITBM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)	Transfer of Listing.

On June 1, 2026, Fifth Third Bancorp (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to The Nasdaq Stock Market LLC (“Nasdaq”) that it intends to voluntarily withdraw the principal listing of its common stock, no par value (“Common Stock”), along with depositary shares representing a 1/1000th ownership interest in a share of 6.625% fixed-to-floating rate non-cumulative perpetual preferred stock, Series I, depositary shares representing a 1/40th ownership interest in a share of 6.00% non-cumulative perpetual Class B preferred stock, Series A, depositary shares representing a 1/1000th ownership interest in a share of 4.95% non-cumulative perpetual preferred stock, Series K, and depositary shares representing a 1/40th ownership interest in a share of 6.875% fixed-rate reset non-cumulative perpetual preferred stock, Series M (collectively, the “Depositary Shares”), from Nasdaq and transfer the listing to the New York Stock Exchange (the “NYSE”). The Company expects that listing and trading of its Common Stock and Depositary Shares on Nasdaq will end at market close on June 11, 2026, and that trading will commence on the NYSE at market open on June 12, 2026.

The Company’s Common Stock and Depositary Shares have been approved for listing on the NYSE, where they will trade under the stock symbols “FITB”, “FITB PRA”, “FITB PRI”, “FITB PRK” and “FITB PRM.”

Item 7.01 Regulation FD Disclosure.

On June 1, 2026, the Company issued a press release announcing the transfer of the listing of its Common Stock and Depositary Shares to the NYSE. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 3, 2026	Fifth Third Bancorp

	By:	/s/ Christian Gonzalez
		Name:	Christian Gonzalez
		Title:	Executive Vice President and Chief Legal Officer